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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-0387846) of Trizec Properties, Inc. of our report dated February 25, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

                                       /s/ PricewaterhouseCoopers LLP


Chicago, Illinois
March 26, 2003